GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)



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                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   5


MANAGEMENT OF THE FUND ..........................   7

PURCHASE OF SHARES ..............................   7

REDEMPTION OF SHARES ............................   9

EXCHANGE OF SHARES ..............................  10

PRICING OF FUND SHARES ..........................  11

DIVIDENDS AND DISTRIBUTIONS .....................  11

TAX INFORMATION .................................  12

MAILINGS TO SHAREHOLDERS ........................  12

FINANCIAL HIGHLIGHTS ............................  13


GABELLI
GOLD
FUND,
INC.




CLASS AAA SHARES

PROSPECTUS


MAY 1, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli Gold Fund, Inc. (the "Fund") seeks to provide investors with long-term appreciation of capital.

PRINCIPAL  INVESTMENT   STRATEGIES:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold-related activities. The Fund seeks to achieve its objective by focusing on stocks that are undervalued but have favorable prospects for growth. The Fund concentrates its investments in gold-related industries.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Securities of companies involved in gold-related industries are considered speculative and the prices of these securities may experience greater volatility than companies not involved in this industry. Because of the concentration in gold-related securities, the Fund may experience greater volatility than a broader based fund. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. In addition, foreign securities, particularly those in emerging markets, are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the growth potential of particular stocks is incorrect.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are seeking a long-term goal such as retirement

      o you are looking to add an aggressive growth component to your portfolio

      o you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o  you are seeking monthly income

      o  you are pursuing a short-term goal or investing emergency reserves

      o  you are seeking safety of principal

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to those of (i) the Philadelphia Gold & Silver Index, a widely recognized unmanaged index composed of precious metals-related common stocks and (ii) the Lipper Gold Fund Average which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                             GABELLI GOLD FUND, INC.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                 1995                   3.1
                                 1996                   8.0
                                 1997                 -51.9
                                 1998                  -3.6
                                 1999                  10.1
                                 2000                 -15.6
                                 2001                  26.0

During the period shown in the bar chart, the highest return for a quarter was 25.4% (quarter ended June 30, 2001) and the lowest return for a quarter was (35.4)% (quarter ended December 31, 1997).


           AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE JULY 11,
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)         PAST ONE YEAR      PAST FIVE YEARS          1994*
      ---------------------------------------          -------------      ---------------     --------------
Gabelli Gold Fund, Inc. Class AAA Shares:
    Return Before Taxes .............................          25.96%            (11.49)%          (5.23)%
    Return After Taxes on Distributions .............          25.47%            (11.63)%          (5.33)%
    Return After Taxes on Distributions
        and Sale of Fund Shares .....................          18.35%             (7.60)%          (3.55)%
Philadelphia Gold & Silver Index** ..................           7.61%            (12.79)%          (8.32)%
Lipper Gold Fund Average ............................          18.78%            (12.02)%          (7.42)%

------------------------
*  From July 11, 1994, the date that the Fund commenced investment operations.

** The index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

ANNUAL FUND OPERATING  EXPENSES
(expenses that are deducted from Fund assets):


Management Fees ...............................................       1.00%
Distribution (Rule 12b-1) Expenses (1) ........................       0.25%
Other Expenses ................................................       1.21%
                                                                      -----
Total Annual Fund Operating Expenses ..........................       2.46%
                                                                      =====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS       5 YEARS        10 YEARS
                --------       --------      --------       --------
                  $249          $767         $1,311          $2,796

                         INVESTMENT AND RISK INFORMATION


The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities (the "80% Investment Policy"). A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management and its ability to create shareholder wealth.


Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.


      o GOLD RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in the precious metals industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political fac-
        tors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of certain precious metals and minerals.


      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the Adviser is incorrect in its assessment of the growth prospects of the securities it holds, then the value of the Fund's shares may decline.

      o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

      o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

      o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

      o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.


o CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.


o EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

                              MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2001, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day management of the Fund. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, Portfolio Manager of the Gabelli International Growth Fund, Inc. since June 1995 and Co-Portfolio Manager of The Gabelli Global Opportunity Fund since May 1998.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli Gold Fund, Inc." to:

        BY MAIL                                BY PERSONAL DELIVERY
        -------                                --------------------
        THE GABELLI FUNDS                      THE GABELLI FUNDS
        P.O. BOX 8308                          C/O BFDS
        BOSTON, MA 02266-8308                  66 BROOKS DRIVE
                                               BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

    o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: GABELLI GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website @ www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

    o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

    o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United
      States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

      1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

      2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call, 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

        o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

        o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

        o you may realize a taxable gain or loss.

        o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain a prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

    o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

    o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

    o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represent fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.

Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the value of those securities will be determined by or under the direction of the Board of Directors after taking into account relevant information.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income and capital gains, if any, will be paid annually. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                 TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


                             GABELLI GOLD FUND, INC.

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,



                                                       2001           2000         1999         1998         1997
                                                     -------        -------       -------      -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...........  $  5.26        $  6.23       $  5.66      $  5.87      $ 12.32
                                                     -------        -------       -------      -------      -------
   Net investment income (loss) ...................     0.07(a)       (0.00)(a)(c)  (0.03)       (0.03)       (0.26)
   Net realized and unrealized gain (loss)
     on investments ...............................     1.30          (0.97)         0.60        (0.18)       (6.13)
                                                     -------        -------       -------      -------      -------
Total from investment operations ..................     1.37          (0.97)         0.57        (0.21)       (6.39)
                                                     -------        -------       -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................    (0.07)            --            --           --           --
   In excess of net investment income .............       --             --            --           --        (0.06)
                                                     -------        -------       -------      -------      -------
   Total distributions ............................    (0.07)            --            --           --        (0.06)
                                                     -------        -------       -------      -------      -------
   NET ASSET VALUE, END OF PERIOD .................  $  6.56        $  5.26       $  6.23         5.66      $  5.87
                                                     =======        =======       =======      =======      =======
   Total return+ ..................................     26.0%         (15.6)%        10.1%        (3.6)%      (51.9)%
                                                     =======        =======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...........  $15,514        $13,329       $14,177      $11,276      $ 8,097
   Ratio of net investment income (loss) to
     average net assets ...........................     1.19%        (0.01)%        (0.85)%       (1.82)%      (2.60)%
   Ratio of operating expenses to
     average net assets (b) .......................     2.46%          2.49%         2.38%        2.98%        3.24%
   Portfolio turnover rate ........................       37%            21%           52%          63%          27%


------------------------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)  Based on average month-end shares outstanding.

(b) The Fund incurred interest expense during the years ended December 31, 2001, 2000, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.40%, 2.40%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

(c)  Amount represents less than $0.005 per share.

                         THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
                       GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI GOLD FUND, INC.

                                CLASS AAA SHARES

--------------------------------------------------------------------------------
FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
                 You can get free copies of these documents and
              prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:


                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


o    Free   from   the  EDGAR Database   on   the   Commission's    website   at
     http://www.sec.gov.


(Investment Company Act File No. 811-08518)